                                                                    EXHIBIT 99.1

Northern Border                     News
Partners, L.P.                      Release 13710 FNB Parkway
                                            Omaha, Nebraska 68154-5200
                                    For Further Information
                                    Contact:

                                    Media Contact:
                                    Beth Jensen
                                    (402) 492-3400

                                    Investor Contact:
                                    Ellen Konsdorf
                                    (402) 492-7500



NORTHERN BORDER PARTNERS REPORTS
FOURTH QUARTER AND YEAR-END RESULTS

FOR IMMEDIATE RELEASE: Thursday, January 30, 2003

         OMAHA - Northern Border Partners, L.P. (NYSE - NBP) today reported fourth quarter 2002 net income of $24.0 million or $0.49 per unit compared to $20.3 million or $0.45 per unit in the fourth quarter 2001. Full-year net income for 2002 was $113.7 million ($2.44 per unit) as compared to full year 2001 net income of $87.8 million ($2.12 per unit). Earnings before interest, taxes, depreciation and amortization (EBITDA) decreased from $76.1 million in the fourth quarter of 2001 to $71.7 million in the fourth quarter 2002. EBITDA for 2002 increased to $317.2 million compared to $303.0 million for 2001.

         Fourth quarter 2002 earnings reflect a $7.0 million non-cash charge related to a reserve established by Northern Border Pipeline Company. The reserve was recorded to reflect the potential costs that may arise from its treatment of previously collected quantities of natural gas used in utility operations to cover electric power costs. While the ultimate outcome of this matter cannot be predicted, Northern Border Pipeline has concluded it prudent to establish a reserve at this time.

         The fourth quarter 2001 results included $3.9 million ($13.3 million for the year) for goodwill amortization under prior accounting requirements. The annual change in net income also includes a full year of ownership in 2002 of acquisitions completed in 2001.

         Delivered volumes in the Partnership's interstate natural gas pipelines segment increased during fourth quarter 2002 to 241.6 billion cubic feet (Bcf) from 231.9 Bcf for the fourth quarter of 2001. Average gathering volumes increased to 1,185 million cubic feet per day (MMcf/d) during the fourth quarter 2002 compared to 905 MMcf/d for the fourth quarter 2001. Processing volumes were 123 MMcf/d for the fourth quarter of 2002 compared to 120 MMcf/d for the fourth quarter 2001.

         "Our interstate pipelines continue their pattern of high utilization and stable cash flows and our gathering and processing segment continues to grow," said Bill Cordes, chairman and chief executive officer of Northern Border Partners. "Looking forward to 2003, we will focus on three major goals: integrating Viking Gas Transmission's operations into our interstate pipeline group; developing our Powder River Basin businesses to meet customer growth needs resulting from the recently issued Environmental Impact Statements; and negotiating with potential customers for capacity subscriptions on Northern Border Pipeline. Financially for 2003, our current expectations are for earnings per unit in the range of $2.55 to $2.65."

         Northern Border Partners will host a conference call to review fourth quarter and year-end 2002 results as well as the outlook for 2003 on Thursday, January 30, 2003 at 10:30 a.m. E.T. Interested parties may listen via the Internet live or on a replay basis through the Partnership's website at http://www.northernborderpartners.com. The call will also be archived on Northern Border Partners' website.

         A replay of the call will be available through February 5, 2003 by dialing, toll free in the United States and Canada, (800) 642-1687 and entering the conference ID number 7231739.

         Northern Border Partners, L.P., a leading transporter of natural gas, owns interests in four interstate natural gas pipeline systems: a 70 percent general partner interest in Northern Border Pipeline Company; Midwestern Gas Transmission Company; Viking Gas Transmission Company; and one-third interest in Guardian Pipeline, L.L.C. The Partnership also has gathering systems and processing plants in the Powder River, Wind River and Williston Basins in the U.S.; owns and operates processing plants and gathering pipelines in Alberta, Canada; and transports coal-water slurry via a pipeline in the southwestern U.S. Northern Border Partners, L.P. information may be found at http://www.northernborderpartners.com.



This press release includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although Northern Border Partners, L.P. believes that its expectations are based on reasonable assumptions, it can give no assurance that such expectations will be achieved. Important factors that could cause actual results to differ materially from those in the forward-looking statements include natural gas development in the Powder River, Wind River, Williston and Western Canadian Sedimentary Basins; regulatory actions and receipt of expected regulatory clearances; competitive conditions in the overall natural gas and electricity markets; our ability to market pipeline capacity on favorable terms; prices of natural gas and natural gas liquids; developments in the voluntary petition for bankruptcy by Enron; and conditions in the capital markets and our ability to access the capital markets.



                                     ######

                         NORTHERN BORDER PARTNERS, L.P.

                              FINANCIAL HIGHLIGHTS
               (Unaudited: In Millions Except Net Income Per Unit)

                                         FOURTH QUARTER         YEAR TO DATE
                                         2002       2001       2002       2001
                                       --------   --------   --------   --------
Operating Revenue                      $  128.1   $  123.4   $  495.6   $  461.5
Net Income                             $   24.0   $   20.3   $  113.7   $   87.8
Per Unit Net Income                    $   0.49   $   0.45   $   2.44   $   2.12
Cash Flows From Operating Activities   $   63.9   $   72.3   $  243.1   $  233.9
EBITDA(1)                              $   71.7   $   76.1   $  317.2   $  303.0

                        CONSOLIDATED STATEMENT OF INCOME
               (Unaudited: In Millions Except Net Income Per Unit)

                                                    FOURTH QUARTER          YEAR TO DATE
                                                   2002        2001        2002        2001
                                                 --------    --------    --------    --------
Operating Revenue                                $  128.1    $  123.4    $  495.6    $  461.5
                                                 --------    --------    --------    --------
Operating Expenses
       Product Purchases                             15.8        10.0        50.6        39.7
       Operations and Maintenance                    36.4        32.4       111.7        96.5
       Depreciation and Amortization                 19.8        20.6        75.9        76.3
       Taxes Other Than Income                        8.9         7.1        32.4        28.1
                                                 --------    --------    --------    --------
       Total Operating Expenses                      80.9        70.1       270.6       240.6
                                                 --------    --------    --------    --------

Operating Income                                     47.2        53.3       225.0       220.9

Interest Expense, Net                               (19.3)      (22.1)      (82.9)      (89.9)
Other Income (Expense)                               (0.1)       (0.2)       (0.2)       (1.6)
Equity Earnings from Investments                      4.4         0.5        14.6         1.7
Minority Interest                                    (8.2)      (11.2)      (42.8)      (42.1)
                                                 --------    --------    --------    --------

Net Income Before Extraordinary Items                24.0        20.3       113.7        89.0
Extraordinary Loss From Debt Restructuring(3)         0.0         0.0         0.0        (1.2)
                                                 --------    --------    --------    --------
Net Income                                       $   24.0    $   20.3    $  113.7    $   87.8
                                                 ========    ========    ========    ========

Per Unit Net Income                              $   0.49    $   0.45    $   2.44    $   2.12
                                                 ========    ========    ========    ========

Average Units Outstanding                            43.8        41.6        42.7        38.5
                                                 ========    ========    ========    ========


2001 IMPACT OF ACCOUNTING CHANGE FOR GOODWILL AND OTHER INTANGIBLE ASSETS(2)

Net Income                                                   $   20.3                $   87.8
Goodwill Amortization                                             3.9                    13.3
                                                             --------                --------
Adjusted Net Income                                          $   24.2                $  101.1
                                                             ========                ========

Per Unit Net Income                                          $   0.45                $   2.12
Goodwill Amortization                                            0.09                    0.35
                                                             --------                --------
Adjusted Per Unit Net Income                                 $   0.54                $   2.47
                                                             ========                ========

(1) Represents net income plus minority interest; interest expense, net; income taxes;and depreciation and amortization less equity AFUDC.

(2) As a result of Statement of Financial Accounting Standards ("SFAS") No. 142, beginning January 1, 2002, the Partnership no longer records amortization expense related to goodwill. For comparison purposes, the 2001 goodwill amortization has been added back to net income and per unit net income.

(3) Relates to restructuring of debt at Black Mesa Pipeline Company.

                         NORTHERN BORDER PARTNERS, L.P.

                           OTHER FINANCIAL INFORMATION
                            (Unaudited: In Millions)

                                                      DECEMBER 31,   DECEMBER 31,
                                                          2002           2001
                                                      ------------   ------------
SUMMARY BALANCE SHEET DATA
Total assets by segment:
       Interstate Natural Gas Pipelines               $    1,853.8   $    1,858.9
       Natural Gas Gathering and Processing                  823.9          792.3
       Coal Slurry Pipeline                                   20.4           22.0
       Other (assets not allocated to segments)               29.2           14.2
                                                      ------------   ------------
            Total consolidated assets                 $    2,727.3   $    2,687.4
                                                      ============   ============

Consolidated capitalization:
       Long-term debt, including current maturities   $    1,403.7   $    1,423.2
       Partners' capital                                     936.5          894.4
       Minority interests in partners' equity                243.0          250.1
       Accumulated other comprehensive income                  7.5           20.5
                                                      ------------   ------------
           Total capitalization                            2,590.7        2,588.2

Consolidated other current liabilities,
     reserves and deferred credits                           136.6           99.2
                                                      ------------   ------------

           Total liabilities and capitalization       $    2,727.3   $    2,687.4
                                                      ============   ============


                                                    FOURTH QUARTER         YEAR TO DATE
                                                    2002       2001       2002       2001
                                                  --------   --------   --------   --------
CAPITAL EXPENDITURES AND EQUITY INVESTMENTS(1)
       Maintenance -
           Interstate Natural Gas Pipelines       $    2.2   $    1.4   $    9.6   $    6.3
           Natural Gas Gathering and Processing        1.1        1.4        3.5        2.4
           Coal Slurry Pipeline                        0.0        0.1        0.4        0.3
                                                  --------   --------   --------   --------
                                                       3.3        2.9       13.5        9.0
                                                  --------   --------   --------   --------
       Growth -
           Interstate Natural Gas Pipelines            2.3        3.9        5.2      135.5
           Natural Gas Gathering and Processing        4.7       24.6       33.2      506.9
           Coal Slurry Pipeline                        0.0        0.0        0.0        0.0
                                                  --------   --------   --------   --------
                                                       7.0       28.5       38.4      642.4
                                                  --------   --------   --------   --------

       Total                                          10.3       31.4       51.9      651.4
                                                  ========   ========   ========   ========

(1) Interstate Natural Gas Pipelines' capital expenditures reflect the Partnership's 70% ownership of Northern Border Pipeline.

                           SUMMARY SEGMENT INFORMATION
                                   (Unaudited)

                                                  FOURTH QUARTER           YEAR TO DATE
                                                 2002        2001        2002        2001
                                               --------    --------    --------    --------
INTERSTATE NATURAL GAS PIPELINES SEGMENT

Operating Results:
       Gas Delivered (MMcf)                     241,592     231,876     935,654     891,935
       Average Throughput (MMcf/d)                2,703       2,575       2,636       2,605

Financial Results (In Millions):
Operating Revenue                              $   86.0    $   85.1    $  339.4    $  322.6
                                               --------    --------    --------    --------
Operating Expenses
       Operations and Maintenance                  21.8        10.3        48.6        36.9
       Depreciation and Amortization               15.8        15.5        61.0        59.8
       Taxes Other Than Income                      8.1         6.6        29.2        26.1
                                               --------    --------    --------    --------
       Total Operating Expenses                    45.7        32.4       138.8       122.8
                                               --------    --------    --------    --------

Operating Income                                   40.3        52.7       200.6       199.8

Interest Expense, Net                             (11.6)      (13.9)      (51.5)      (55.4)
Other Income (Expense)                              0.1         0.2         1.2         0.0
                                               --------    --------    --------    --------

Net Income                                         28.8        39.0       150.3       144.4
Net income to Minority Interest                    (8.2)      (11.2)      (42.8)      (42.1)
                                               --------    --------    --------    --------

Net Income to Northern Border Partners         $   20.6    $   27.8    $  107.5    $  102.3
                                               ========    ========    ========    ========

EBITDA(1)                                      $   56.3    $   68.2    $  263.3    $  258.3
                                               ========    ========    ========    ========
Distributions from Northern Border Pipeline:
   Paid to Northern Border Partners            $   29.3    $   26.7    $  114.9    $  100.1
   Paid to Minority Interest                   $   12.5    $   11.5    $   49.2    $   42.9
                                               --------    --------    --------    --------
       Total Distributions                     $   41.8    $   38.2    $  164.1    $  143.0
                                               ========    ========    ========    ========

2001 IMPACT OF ACCOUNTING CHANGE FOR GOODWILL AND OTHER INTANGIBLE ASSETS(2)

Net Income                                                 $   27.8                $  102.3
Goodwill Amortization(2)                                        0.4                     0.9
                                                           --------                --------
Adjusted Net Income                                        $   28.2                $  103.2
                                                           ========                ========

Note: Beginning in May 2001, the Pipeline segment information includes the operating results for Midwestern Gas Transmission.

(1) Represents net income plus minority interest; interest expense, net; income taxes, which are included in other income (expense); and depreciation and amortization less equity AFUDC.

(2) As a result of Statement of Financial Accounting Standards ("SFAS") No. 142, beginning January 1, 2002, the Partnership no longer records amortization expense related to goodwill. For comparison purposes, the 2001 goodwill amortization has been added back to net income and per unit net income.

                           SUMMARY SEGMENT INFORMATION
                                   (Unaudited)

                                                    FOURTH QUARTER           YEAR TO DATE
                                                   2002        2001        2002        2001
                                                 --------    --------    --------    --------
NATURAL GAS GATHERING AND PROCESSING SEGMENT

Operating Results:
       Volumes (MMcf/d):
            Gathering                               1,185         905       1,089         793
            Processing                                123         120         127         118

Financial Results (In Millions):
Operating Revenue                                $   36.7    $   32.7    $  134.7    $  116.8
                                                 --------    --------    --------    --------
Operating Expenses
       Product Purchases                             15.8        10.0        50.6        39.7
       Operations and Maintenance                    10.3        17.6        43.2        43.2
       Depreciation and Amortization                  3.6         4.7        13.3        14.3
       Taxes Other Than Income                        0.7         0.3         2.7         1.5
                                                 --------    --------    --------    --------
       Total Operating Expenses                      30.4        32.6       109.8        98.7
                                                 --------    --------    --------    --------

Operating Income                                      6.3         0.1        24.9        18.1

Interest Expense, Net                                (0.2)       (0.5)       (0.8)       (0.7)
Other Income (Expense)                                0.0         0.0        (0.4)        1.2
Equity Earnings from Investments                      4.4         0.5        14.6         1.7
                                                 --------    --------    --------    --------

Net Income                                       $   10.5    $    0.1    $   38.3    $   20.3
                                                 ========    ========    ========    ========

EBITDA(1)                                        $   14.3    $    7.0    $   52.9    $   41.4
                                                 ========    ========    ========    ========

Distributions Received from Equity Investments   $    2.1    $    3.3    $   10.8    $    7.1
                                                 ========    ========    ========    ========

2001 IMPACT OF ACCOUNTING CHANGE FOR GOODWILL AND OTHER INTANGIBLE ASSETS(2)

Net Income                                                   $    0.1                $   20.3
Goodwill Amortization(2)                                          3.4                    12.0
                                                             --------                --------
Adjusted Net Income                                          $    3.5                $   32.3
                                                             ========                ========

(1) Represents net income plus interest expense, net; depreciation and amortization;and income taxes, which are included in other income (expense).

(2) As a result of Statement of Financial Accounting Standards ("SFAS") No. 142, beginning January 1, 2002, the Partnership no longer records amortization expense related to goodwill. For comparison purposes, the 2001 goodwill amortization has been added back to net income and per unit net income.

                           SUMMARY SEGMENT INFORMATION
                                   (Unaudited)

                                                   FOURTH QUARTER          YEAR TO DATE
                                                  2002        2001        2002        2001
                                                --------    --------    --------    --------
COAL SLURRY PIPELINE SEGMENT

Operating Results:
       Tons of Coal Shipped (In Thousands)         1,230       1,338       4,639       4,932


Financial Results (In Millions):
Operating Revenue                               $    5.4    $    5.6    $   21.5    $   22.1
                                                --------    --------    --------    --------
Operating Expenses
       Operations and Maintenance                    2.9         3.4        14.4        13.3
       Depreciation and Amortization                 0.4         0.3         1.6         2.2
       Taxes Other Than Income                       0.1         0.2         0.5         0.6
                                                --------    --------    --------    --------
       Total Operating Expenses                      3.4         3.9        16.5        16.1
                                                --------    --------    --------    --------

Operating Income                                     2.0         1.7         5.0         6.0

Interest Expense, Net                                0.0         0.0         0.0        (0.7)
Other Expense                                       (0.3)       (0.4)       (0.9)       (0.8)
                                                --------    --------    --------    --------

Net Income                                      $    1.7    $    1.3    $    4.1    $    4.5
                                                ========    ========    ========    ========

EBITDA(1)                                       $    2.4    $    2.0    $    6.7    $    8.3
                                                ========    ========    ========    ========

2001 IMPACT OF ACCOUNTING CHANGE FOR GOODWILL AND OTHER INTANGIBLE ASSETS(2)

Net Income                                                  $    1.3                $    4.5
Goodwill Amortization(2)                                         0.1                     0.4
                                                            --------                --------
Adjusted Net Income                                         $    1.4                $    4.9
                                                            ========                ========

(1) Represents net income plus interest expense, net; depreciation and amortization;and income taxes, which are included in other expense.

(2) As a result of Statement of Financial Accounting Standards ("SFAS") No. 142, beginning January 1, 2002, the Partnership no longer records amortization expense related to goodwill. For comparison purposes, the 2001 goodwill amortization has been added back to net income and per unit net income.